PROVISIONS	12 Months Ended
Dec. 31, 2019
Other provisions [abstract]
PROVISIONS
PROVISIONS
a) Provisions

	As at December 31, 2019	As at December 31, 2018
Environmental rehabilitation (“PER”)	$2,922	$2,726
Post-retirement benefits	43	42
Share-based payments	26	26
Other employee benefits	19	22
Other	104	88
	$3,114	$2,904

b) Environmental Rehabilitation

	2019	2018
At January 1	$2,837	$3,096
PERs acquired (divested) during the year	425	—
Closed Sites
Impact of revisions to expected cash flows recorded in earnings	(75)	(30)
Settlements
Cash payments	(72)	(48)
Settlement gains	(3)	(2)
Accretion	18	13
Operating Sites
PER revisions in the year	(87)	(247)
Settlements
Cash payments	(21)	(18)
Settlement gains	(1)	(1)
Accretion	57	74
At December 31	$3,078	$2,837
Current portion (note 24)	(156)	(111)
	$2,922	$2,726

The eventual settlement of substantially all PERs estimated is expected to take place between 2020 and 2059.

The total PER has decreased in the fourth quarter of 2019 by $511 million primarily due to changes in cost estimates at our Pascua-Lama, Carlin, Golden Sunlight and Cortez properties, combined with the divestment of Kalgoorlie. For the year ended December 31, 2019, our PER balance increased by $241 million primarily due to the contribution of Newmont’s assets to Nevada Gold Mines on July 1, 2019, the acquisition of Randgold on January 1, 2019, and a decrease in the discount rate. These were partially offset by changes in cost estimates primarily at our Pascua-Lama, Pierina, Golden Sunlight, Lagunas Note and Pueblo Viejo properties, combined with the divestment of Kalgoorlie. A 1% increase in the discount rate would result in a decrease in PER by $357 million and a 1% decrease in the discount rate would result in an increase in PER by $207 million, while holding the other assumptions constant.